UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

European Stock Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

European stock markets posted strong gains over the past six months as the European Central Bank’s (ECB’s) infusion of liquidity into the region’s banking system and concerted efforts to cut deficits reduced borrowing costs and reassured investors about the region’s financial stability. European corporations have done much over the past few years to cut costs and strengthen balance sheets, actions that have provided valuable breathing room for earnings and profits against a muted economic backdrop. The European Stock Fund generated double-digit gains in the period. Our pursuit of solid growth companies with strong cash positions benefited shareholders, particularly companies with exposure to consumer-oriented sectors in restructuring or growing economies.

As shown in the accompanying Performance Comparison table, your fund returned 16.10% for the six months ended April 30, 2013. The fund comfortably outpaced the MSCI Europe Index and the Lipper European Region Funds Average for the period. Positions in the utilities, consumer discretionary, consumer staples, and financials sectors provided the fund’s biggest absolute gains. Our materials stocks generated more modest gains, but our energy allocation lost ground in a difficult operating environment. Stock selection provided a substantial boost to the fund’s performance versus its benchmark, with particularly strong results in the consumer discretionary, utilities, and financials sectors. Decisions to overweight and underweight sectors versus the benchmark also benefited the fund’s relative performance.

MARKET ENVIRONMENT

European markets registered solid overall gains over the past six months as concerted central bank actions helped to stabilize the eurozone financial crisis and boost investor sentiment. Stocks climbed in the closing months of 2012, with investor optimism riding high after the European Central Bank pledged to do “whatever it takes” to preserve the euro and hold the eurozone together. The ECB’s bond-purchase program resulted in reduced borrowing costs for the most distressed eurozone countries and eased concerns about the currency union’s future. Widespread austerity measures helped many governments achieve a better balance between revenues and spending, but they were politically contentious and arguably contributed to the ongoing economic recession in many countries. In the spring, investor sentiment was tempered by an election stalemate in Italy and a banking crisis in Cyprus. Investors bid equities up in the period’s closing weeks, however, on hints that ECB policymakers were poised to cut the bank lending rate by a quarter-point in order to spur economic growth. The ongoing U.S. economic recovery and signs of improvement in China provided further support.

Every European country generated positive results for the reporting period, according to various MSCI indexes. Finland and Sweden posted strong double-digit gains and comfortably outperformed the broader European equity market. Fellow Scandinavian markets Norway and Denmark lagged the region, but still generated solid gains. France modestly outpaced the broader market but Germany and the UK trailed. Peripheral stock markets that have been at the center of the eurozone sovereign debt crisis performed well. Greece posted the largest six-month gains in the region, with Portugal and Ireland also outpacing the broader European equity market. Spain and Italy underperformed the market but posted good gains.

It’s important to note what is probably the eurozone’s biggest untold story over the past year—the marked improvement in the current account balances of the peripheral countries. Spain’s and Italy’s current account deficits have declined from 3% or 4% of gross domestic product 12 months ago to almost 0% today. Portugal’s and Greece’s declines have been even greater, while Ireland has a surplus. These shifts in the current account are welcome signs that each peripheral country is no longer reliant on new external financing to fund its deficit, which should reduce pressure in the banking systems and capital markets. While they are not there yet, it is also an indication that the competitive adjustments necessary for the peripheral countries to be sustainable members of the eurozone are progressing.

PORTFOLIO HIGHLIGHTS AND POSITIONING

Financials, which represent our largest sector allocation, generated double-digit gains for the fund over the six-month period. Security selection helped performance versus the MSCI Europe Index, but an overweight allocation weighed on relative results. Sweden’s Swedbank, among the fund’s top contributors, has performed very well for several years, benefiting from the relative economic health of the Scandinavian region, as well as its position in the region’s stable banking oligopoly. We increased our exposure to the sector during the period, focusing on high-quality banks in southern Europe, where the banking industry is undergoing a long-overdue process of restructuring and industry consolidation. We initiated positions in Spain’s Bankinter and Banco Bilbao Vizcaya Argentaria, increased our position in BNP Paribas (France), and purchased a stake in Intesa Sanpaolo (Italy). In the Nordic region, we trimmed Sweden’s Skandinaviska Enskilda Banken and initiated a position in Nordea Bank, which is among the largest financial services companies in northern Europe. We also increased our exposure to nonbanking financials, purchasing Gecina, a French real estate investment trust with a dominant position in the supply-constrained Parisian market. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our consumer discretionary shares also performed well. Stock selection and an overweight allocation—the fund’s largest—boosted performance relative to our benchmark. We focused on the media industry, which offers attractive appreciation potential amid diminishing macroeconomic risks and improving investor sentiment. While investors punished European broadcasters due to weak economic conditions in many home markets, we believe economic conditions are likely to improve over the coming months and could provide a boost to advertising revenues. We initiated a position in Spain’s Antena 3 De Television and increased our stake in Mediaset Espana Comunicacion, which should benefit from industry consolidation and reduced funding of government-sponsored competitors. Luxury goods makers such as Switzerland’s Richemont and The Swatch Group benefited from stabilizing demand in core European markets, good growth in North America, and a strong presence in faster-growing emerging markets such as China. We eliminated Spanish apparel retailer Inditex on strength and initiated a position in UK homebuilder Persimmon, a company that has excelled in buying land at depressed valuations and has built a very attractive development portfolio.

Our industrials and business services holdings performed roughly in line with the broader European equity markets. Stock selection and an overweight allocation boosted results versus the MSCI Europe Index sector. Our holdings are focused on capital goods makers, with an emphasis on high-quality, market-leading companies operating in structurally growing industries with high barriers to entry, including commercial aerospace, electric equipment, and industrial components. However, we are keeping a close eye on our sector exposure in light of slack demand in core European markets and the potential for slowing demand from China as infrastructure spending decreases. Chemicals distributor Brenntag (Germany) was among the fund’s top overall contributors. Time- and production-constrained customers often look to this company to ship small-batch, specialty chemicals all over the world, resulting in attractive profit margins. Airplane engine maker Rolls-Royce Holdings (UK) was another solid contributor due to strength in its commercial aviation business and favorable results from its contract service model. We also hold a number of defensive companies, including airport stocks Fraport (Germany) and Aeroports de Paris (France). Despite generating reasonably resilient returns and robust cash flows, many of these stocks have declined significantly over the past five years and represent a good opportunity for appreciation if Europe’s economic situation improves.

Our information technology (IT) stocks generated good gains and outpaced the broader European equity markets. Stock selection had little impact on relative performance, but an overweight allocation boosted returns versus our benchmark. Our IT holdings remain concentrated in the software industry, where we strive to own companies with resilient business models that are supported by solid recurring revenues and good structural growth drivers. Simcorp (Denmark), a leading software provider to the investment management industry, climbed amid increased spending in key target markets. Online payment processor Wirecard (Germany) had a nice run over the past six months, executing well as it exploits new technology, particularly in mobile phone payment applications.

The energy and materials sectors significantly lagged the broader markets. We reduced our exposure to both sectors over the reporting period and remain significantly underweight relative to the benchmark. Tullow Oil (UK) and Saipem (Italy) were two of our biggest detractors, and we eliminated both positions. Tullow ran into substantial execution issues trying to extract oil from discovered wells, while energy services company Saipem fell after management assured investors that it would not sacrifice profit margins to obtain business and then proceeded to do precisely that. In the materials sector, we eliminated precious metals miner Fresnillo (UK) amid concerns over ongoing cost inflation and rising capital investment requirements. We also eliminated industrial gas manufacturer Air Liquide (France) and trimmed our position in specialty chemical company Sika (Switzerland) due to valuations.

From a geographic perspective, we have a meaningful overweight to Spain. Spanish equities remain quite inexpensive as the nation’s economy has not yet shown signs of improvement. However, we expect a gradual return to modest growth over the coming year and expect stocks in many sectors to appreciate as a result, particularly economically sensitive areas of the market like financials. We are also maintaining a large underweight position in the UK, whose share of world exports declined steadily since 2000 and continues to fall. Many domestic pundits lay the blame for this predicament on continental Europe’s doorstep. However, we believe that the UK economy has significant structural issues of its own and is poorly positioned in some of the best global growth markets, including China.

INVESTMENT OUTLOOK

Although the macroeconomic environment in Europe remains challenging, we are optimistic that a gradual economic recovery will begin to unfold over the next year. Several countries have instituted reforms to address structural economic disadvantages, including much needed labor market reforms and other market adjustments, especially in countries such as Spain and Ireland. As a result, current account imbalances are being addressed and surpluses have been achieved in some cases.

Fiscal austerity is likely to remain a headwind in some (but not all) countries, while monetary policies should remain supportive of growth. We believe a strong message has repeatedly been sent during the sovereign debt crisis (principally from Germany) that countries must comply with European Union regulations and enact sensible economic reforms in line with broad polices. For those nations meeting reasonable requests, help and support by EU mechanisms will be forthcoming with reasonable conditions. If not, the EU will not waste its cash bailing out poorly managed sovereign nations. We see a very positive message from this policy: continued pressure to force restructuring and improved competitiveness among EU nations that should lead to stronger economies and a stronger currency.

Our outlook for European equities is also positive. Despite generally strong performance over the past several months, stock valuations are well below historical averages. Additionally, the dividend yield available from European equity markets is significantly higher than the yield available from a similar basket of sovereign bonds. European corporations cut costs and improved their market positions considerably over the past couple of years, trends that we believe should benefit earnings and profit margins if a gradual economic recovery unfolds as we expect.

Regardless of the short-term market environment, our long-term investment philosophy remains unchanged. We will continue to focus on identifying favorably valued, high-quality European companies with strong balance sheets and superior management operating in structurally attractive industries. We will continue to leverage our independent global research platform to uncover compelling investment opportunities on behalf of our shareholders.

Respectfully submitted,

Dean Tenerelli
Portfolio Manager

May 21, 2013

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 4/30/13 |
|---|---|
| Royal Dutch Shell, United Kingdom | 2.6% |
| Anheuser-Busch InBev, Belgium | 2.3 |
| Sanofi, France | 2.3 |
| GlaxoSmithKline, United Kingdom | 2.2 |
| Gas Natural, Spain | 2.2 |
| Wirecard, Germany | 2.1 |
| Eni, Italy | 2.0 |
| Bankinter, Spain | 1.9 |
| Rolls-Royce Holdings, United Kingdom | 1.8 |
| SAP, Germany | 1.8 |
| Unibail-Rodamco, France | 1.8 |
| Restaurant Group, United Kingdom | 1.8 |
| Richemont, Switzerland | 1.7 |
| Novartis, Switzerland | 1.7 |
| Schneider Electric, France | 1.7 |
| Banco Bilbao Vizcaya Argentaria, Spain | 1.7 |
| Capita, United Kingdom | 1.6 |
| Simcorp, Denmark | 1.6 |
| Fresenius, Germany | 1.6 |
| Amadeus IT Holdings, Spain | 1.6 |
| The Swatch Group, Switzerland | 1.6 |
| BNP Paribas, France | 1.6 |
| Mediaset Espana Comunicacion, Spain | 1.6 |
| Bolsas Y Mercados Espanoles, Spain | 1.6 |
| Telefonica, Spain | 1.5 |
| Total | 45.9% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

| | 6 Months Ended 4/30/13 | Year Ended 10/31/12 | 10/31/11 | 10/31/10 | 10/31/09 | 10/31/08 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 15.47 | $ 14.22 | $ 14.92 | $ 13.97 | $ 10.82 | $ 24.35 |
| Investment activities | | | | | | |
| Net investment income(1) | 0.17 | 0.29 | 0.33 | 0.30 | 0.42 | 0.40 |
| Net realized and unrealized gain / loss | 2.29 | 1.30 | (0.74) | 1.13 | 3.12 | (10.48) |
| Total from investment activities | 2.46 | 1.59 | (0.41) | 1.43 | 3.54 | (10.08) |
| Distributions | | | | | | |
| Net investment income | (0.29) | (0.34) | (0.29) | (0.48) | (0.39) | (0.32) |
| Net realized gain | – | – | – | – | – | (3.13) |
| Total distributions | (0.29) | (0.34) | (0.29) | (0.48) | (0.39) | (3.45) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 17.64** | **$ 15.47** | **$ 14.22** | **$ 14.92** | **$ 13.97** | **$ 10.82** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return(2)** | **16.10%** | **11.70%** | **(2.84)%** | **10.46%** | **33.78%** | **(47.65)%** |
| Ratio of total expenses to average net assets | 0.98%(3) | 1.00% | 1.01% | 1.03% | 1.08% | 1.01% |
| Ratio of net investment income to average net assets | 2.01%(3) | 2.02% | 2.16% | 2.21% | 3.71% | 2.22% |
| Portfolio turnover rate | 27.9% | 41.6% | 57.6% | 61.1% | 88.3% | 105.9% |
| Net assets, end of period (in millions) | $ 841 | $ 703 | $ 706 | $ 722 | $ 708 | $ 573 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

## PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **BELGIUM 4.9%** | | |
| **Common Stocks 4.9%** | | |
| Anheuser-Busch InBev | 206,632 | 19,661 |
| D'Ieteren | 187,681 | 8,651 |
| KBC | 323,364 | 12,690 |
| Total Belgium (Cost $30,929) | | 41,002 |
| **DENMARK 2.3%** | | |
| **Common Stocks 2.3%** | | |
| Novo Nordisk, B Shares | 32,915 | 5,773 |
| Simcorp | 45,969 | 13,439 |
| Total Denmark (Cost $11,282) | | 19,212 |
| **FINLAND 0.8%** | | |
| **Common Stocks 0.8%** | | |
| Sampo, A Shares | 163,658 | 6,531 |
| Total Finland (Cost $6,074) | | 6,531 |
| **FRANCE 15.7%** | | |
| **Common Stocks 15.7%** | | |
| Aeroports de Paris | 99,371 | 8,994 |
| BNP Paribas | 238,159 | 13,270 |
| Eutelsat | 282,402 | 10,196 |
| Gecina | 76,112 | 9,153 |
| Iliad | 50,248 | 11,488 |
| JCDecaux | 377,060 | 10,363 |
| M6 Metropole Television | 520,737 | 8,716 |
| Sanofi | 178,747 | 19,590 |
| Schneider Electric | 182,836 | 13,942 |
| Unibail-Rodamco | 57,708 | 15,086 |

| | | |
|---|---|---|
| Zodiac Aerospace | 90,238 | 11,310 |
| Total France (Cost $97,533) | | 132,108 |

## GERMANY 11.2%

**Common Stocks 10.2%**

| | | |
|---|---|---|
| Brenntag | 72,841 | 12,418 |
| Fraport | 159,393 | 9,526 |
| Fresenius | 107,154 | 13,437 |
| GEA Group | 258,461 | 8,743 |
| SAP | 190,133 | 15,101 |
| Sky Deutschland (1) | 1,482,557 | 8,503 |
| Wirecard | 669,863 | 17,970 |
| | | 85,698 |

**Preferred Stocks 1.0%**

| | | |
|---|---|---|
| Draegerwerk | 67,849 | 8,364 |
| | | 8,364 |
| Total Germany (Cost $55,979) | | 94,062 |

## GREECE 0.2%

**Common Stocks 0.2%**

| | | |
|---|---|---|
| Coca-Cola Hellenic Bottling | 73,769 | 1,820 |
| Total Greece (Cost $1,746) | | 1,820 |

## ITALY 6.4%

**Common Stocks 6.4%**

| | | |
|---|---|---|
| DiaSorin | 248,122 | 9,306 |
| Eni | 705,206 | 16,866 |
| Intesa Sanpaolo | 3,730,122 | 6,764 |
| Prysmian | 543,315 | 10,969 |

| | | |
|---|---|---|
| Tods | 68,421 | 9,930 |
| Total Italy (Cost $47,942) | | 53,835 |

## NORWAY 1.0%

**Common Stocks 1.0%**

| | | |
|---|---|---|
| Gjensidige Forsikring | 548,942 | 8,844 |
| Total Norway (Cost $6,255) | | 8,844 |

## SPAIN 14.8%

**Common Stocks 14.8%**

| | | |
|---|---|---|
| Amadeus IT Holding, A Shares | 452,785 | 13,366 |
| Antena 3 De Television | 720,294 | 4,383 |
| Banco Bilbao Vizcaya Argentaria | 1,410,124 | 13,687 |
| Banco Bilbao Vizcaya Argentaria, Ordinary Shares (1) | 25,180 | 244 |
| Bankinter | 2,734,824 | 10,070 |
| Bankinter, New Shares | 1,519,345 | 5,595 |
| Bolsas Y Mercados Espanoles | 485,494 | 13,171 |
| Enagas | 417,435 | 11,121 |
| Gas Natural | 873,826 | 18,297 |
| Mediaset Espana Comunicacion | 1,680,289 | 13,191 |
| Red Electrica | 157,936 | 8,401 |
| Telefonica | 888,119 | 13,029 |
| Total Spain (Cost $108,941) | | 124,555 |

## SWEDEN 7.5%

**Common Stocks 7.5%**

| | | |
|---|---|---|
| Autoliv, GDR | 158,440 | 12,072 |
| Millicom International Cellular, GDR | 77,758 | 6,359 |
| Nordea Bank | 773,393 | 9,266 |
| Skandinaviska Enskilda Banken | 1,232,431 | 12,645 |
| Svenska Cellulosa, B Shares | 426,175 | 11,067 |

| | | |
|---|---|---|
| Swedbank | 491,515 | 12,096 |
| Total Sweden (Cost $43,858) | | 63,505 |

## SWITZERLAND 13.0%

**Common Stocks 13.0%**

| | | |
|---|---|---|
| Coca-Cola HBC, ADR (USD) (1) | 335,582 | 8,641 |
| Credit Suisse | 313,304 | 8,687 |
| Dufry (1) | 67,175 | 8,952 |
| Novartis, Regulation D Shares | 189,758 | 14,092 |
| Richemont, A Shares | 178,629 | 14,428 |
| Roche Holding - Genusscheine | 50,376 | 12,591 |
| Sika | 3,464 | 8,364 |
| The Swatch Group, B Shares | 23,206 | 13,290 |
| UBS | 642,696 | 11,474 |
| Zurich Insurance Group | 30,443 | 8,500 |
| Total Switzerland (Cost $85,459) | | 109,019 |

## UNITED KINGDOM 20.3%

**Common Stocks 20.3%**

| | | |
|---|---|---|
| Barclays | 2,678,313 | 11,901 |
| BG Group | 625,729 | 10,541 |
| Capita | 958,927 | 13,443 |
| Experian | 610,136 | 10,729 |
| GlaxoSmithKline | 724,152 | 18,678 |
| Informa | 1,202,664 | 8,930 |
| Johnson Matthey | 188,120 | 7,083 |
| Land Securities | 611,120 | 8,292 |
| Persimmon | 669,357 | 11,229 |
| Persimmon, Regulation Shares (1) | 669,357 | 780 |
| Restaurant Group | 1,985,628 | 14,864 |
| Rolls-Royce Holdings (1) | 874,404 | 15,348 |
| Rotork | 215,386 | 9,733 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $269,815,000 and $219,229,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $164,314,000 of available capital loss carryforwards, which expire as follows: $40,979,000 in fiscal 2016 and $109,740,000 in fiscal 2017; $13,595,000 have no expiration.

At April 30, 2013, the cost of investments for federal income tax purposes was $641,461,000. Net unrealized gain aggregated $200,793,000 at period-end, of which $204,468,000 related to appreciated investments and $3,675,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $217,000 for T. Rowe Price Services, Inc.; and $15,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2013, the fund was allocated $110,000 of Spectrum Funds’ expenses, of which $67,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2013, approximately 25% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2013, the fund earned $4,000 in interest income related to loans made to other funds on 21 days in the average amount of $5,357,000 and at an average annual rate of 1.17%. At April 30, 2013, there were no loans outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components – a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets – and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013